Exhibit 99.1

Contact:        Miles Goda

                       VP of Corporate Development

                       (206) 613-0826

WatchGuard Reports Third Quarter Results

Company generates $2.9 million in operating cash flow

Seattle, Washington – November 3, 2005. WatchGuard Technologies, Inc. (Nasdaq: WGRD), a leading provider of network security, today announced its financial results for the third quarter ended September 30, 2005.

WatchGuard reported net revenue of $19.0 million for the third quarter of 2005, compared to $20.3 million in the previous quarter, and $20.8 million in the third quarter of 2004. Product revenue was $11.6 million, compared to $12.9 million in the previous quarter, and $13.4 million in the third quarter of 2004. Service revenue was $7.4 million for the third quarter of 2005, compared to $7.4 million in the previous quarter, and $7.4 million in the third quarter of 2004.

On a generally accepted accounting principles, or GAAP, basis, WatchGuard reported a net loss of $1.0 million, or $0.03 per share, in the third quarter, compared to a net loss of $2.0 million, or $0.06 per share, in the previous quarter, and a net loss of $1.5 million, or $0.05 per share, in the third quarter of 2004. Excluding amortization of acquisition-related costs, non-cash stock-based compensation, and restructuring charges, WatchGuard reported a non-GAAP net loss of $33,000 or $0.00 per share, in the third quarter, compared to a non-GAAP net loss of $0.8 million, or $0.02 per share, in the previous quarter, and a non-GAAP net loss of $0.9 million, or $0.03 per share, in the third quarter of 2004. The reconciliation of WatchGuard’s GAAP operating results to WatchGuard’s non-GAAP operating results for the quarters ended September 30, 2005, June 30, 2005, and September 30, 2004, are set forth at the end of this release.

WatchGuard ended September 30, 2005, with $79.1 million in cash and securities, of which $3.0 million is restricted cash under the terms of certain real estate lease agreements.

WatchGuard extended its technological leadership in the unified threat management appliance market with enhanced solutions to combat spam, viruses, spyware, malicious sites, and other intrusions. The Company’s new spamBlocker service, offered in partnership with Commtouch Software (Nasdaq: CTCH), analyzes Internet message patterns, resulting in real-time spam detection and a top rating in detection accuracy. WatchGuard also launched the Firebox SSL Core VPN Gateway with Citrix Systems, Inc. (Nasdaq: CTXS), the first SSL VPN solution designed to meet the needs of small and medium sized businesses that allows authorized users to connect through an auto-updating, Web-deployed client. In addition, WatchGuard augmented its anti-virus and spyware protection with more than 370 new signature updates to its gateway anti-virus / intrusion prevention service. WatchGuard also expanded the number of categories for its WebBlocker URL filtering service, and simplified the administration and management of multiple Firebox X Edge appliance deployments with new centralized management features.

“We continue to enhance our security solutions and make progress on our operational objectives,” said Ed Borey, Chief Executive Officer of WatchGuard. “WatchGuard is continuing to develop innovative, easy-to-use solutions designed to meet the evolving security needs of our customers. We are encouraged by our positive operating cash flow, careful expense control, and improved gross margins. WatchGuard remains focused on driving its business forward.”

Webcast Information

An Internet broadcast and replay of WatchGuard’s conference call discussing its third quarter results (2:00 PM Pacific/5:00 PM Eastern) will be available on November 3, 2005, at www.watchguard.com under “Investor Relations.”

About WatchGuard Technologies, Inc.

WatchGuard provides network security. The company’s Firebox X family of upgradeable appliances delivers the performance, functionality and security strength to meet the needs of organizations of any size. WatchGuard’s Intelligent Layered Security protects against emerging threats and provides the platform to integrate additional services offered by the Company. All WatchGuard products include a LiveSecurity Service subscription for vulnerability alerts, software updates, expert security instruction, as well as individualized and self-help customer care. WatchGuard is headquartered in Seattle, Washington, with offices throughout Europe and Asia. For more information, please visit www.watchguard.com.

Certain statements in this press release, including statements about our ability to grow our business and improve our results of operations, statements about expected new products, services, features or functionality, and other statements about our plans, objectives, intentions, and expectations are “forward-looking statements” within the meaning of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on the opinions and estimates of management at the time the statements are made and are subject to known and unknown risks and uncertainties and inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risk that we will be unable to grow our business as expected or at all, the risk that our future operating results will fall below expectations, the risk that expected new products, services, features or functionality are not available when expected or at all, and the other risks described under “Important Factors That May Affect Our Operating Results, Our Business and Our Stock Price” in our quarterly report on Form 10-Q for the quarter ended June 30, 2005, and in our Securities and Exchange Commission filings from time to time. Readers are cautioned not to place undue reliance upon these forward-looking statements, which speak only as of the date of this release.

WatchGuard, LiveSecurity, Firebox, Fireware and Peak are either registered trademarks or trademarks of WatchGuard Technologies, Inc. or its subsidiaries in the United States and/or other countries. All other trademarks are the property of their respective owners.

WATCHGUARD TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and percentages)

unaudited

	Three Months Ended			Nine Months Ended
	September 30, 2005	June 30, 2005	September 30, 2004 (1)	September 30, 2005	September 30, 2004 (1)
Revenues:
Product	$11,622	$12,878	$13,393	$33,631	$42,494
Service	7,427	7,445	7,381	22,356	21,012

Total revenues	19,049	20,323	20,774	55,987	63,506

Cost of revenues:
Product (2)	4,746	5,265	6,379	14,094	19,342
Service (2)	1,384	1,457	1,390	4,312	4,165

Total cost of revenues	6,130	6,722	7,769	18,406	23,507

Gross margin	12,919	13,601	13,005	37,581	39,999

Gross margin percent	67.8%	66.9%	62.6%	67.1%	63.0%
Operating expenses:
Sales and marketing (2)	6,274	7,607	7,740	21,827	24,439
Research and development (2)	4,626	4,821	4,402	13,890	13,660
General and administrative (2)	3,350	3,368	2,056	9,474	6,390
Amortization of other intangible assets	243	243	243	730	730
Restructuring charges	—	—	400	—	400

Total operating expenses	14,493	16,039	14,841	45,921	45,619

Operating loss	(1,574)	(2,438)	(1,836)	(8,340)	(5,620)
Interest and other income, net	573	488	310	1,513	863

Loss before income taxes	(1,001)	(1,950)	(1,526)	(6,827)	(4,757)
Provision for income taxes	23	29	23	94	66

Net loss	$(1,024)	$(1,979)	$(1,549)	$(6,921)	$(4,823)

Basic and diluted net loss per share	$(0.03)	$(0.06)	$(0.05)	$(0.20)	$(0.14)

Shares used in calculation of basic and diluted net loss per share	33,986	33,792	33,575	33,836	33,430

(1)	Operating results for the three months and nine months ended September 30, 2004 have been restated to correct certain accounting errors as described in our 2004 annual report on Form 10-K.

(2)	Includes stock-based compensation as follows:

Cost of revenues:
Product	$6	$10	$—	$16	$—
Service	26	52	—	78	—
Sales and marketing	172	252	—	424	4
Research and development	234	415	(1)	649	9
General and administrative	310	238	1	548	5

Total	$748	$967	$—	$1,715	$18

WATCHGUARD TECHNOLOGIES, INC.

NON-GAAP PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

Excluding Stock-Based Compensation, Amortization of Other Intangible Assets and

Restructuring Charges

(In thousands, except per share data and percentages)

unaudited

	Three Months Ended			Nine Months Ended
	September 30, 2005	June 30, 2005	September 30, 2004 (1)	September 30, 2005	September 30, 2004 (1)
Revenues:
Product	$11,622	$12,878	$13,393	$33,631	$42,494
Service	7,427	7,445	7,381	22,356	21,012

Total revenues	19,049	20,323	20,774	55,987	63,506

Cost of revenues:
Product	4,740	5,255	6,379	14,078	19,342
Service	1,358	1,405	1,390	4,234	4,165

Total cost of revenues	6,098	6,660	7,769	18,312	23,507

Gross margin	12,951	13,663	13,005	37,675	39,999

Gross margin percent	68.0%	67.2%	62.6%	67.3%	63.0%
Operating expenses:
Sales and marketing	6,102	7,355	7,740	21,403	24,435
Research and development	4,392	4,406	4,403	13,241	13,651
General and administrative	3,040	3,130	2,055	8,926	6,385

Total operating expenses	13,534	14,891	14,198	43,570	44,471

Pro forma operating loss	(583)	(1,228)	(1,193)	(5,895)	(4,472)
Interest and other income, net	573	488	310	1,513	863

Pro forma loss before income taxes	(10)	(740)	(883)	(4,382)	(3,609)
Provision for income taxes	23	29	23	94	66

Pro forma net loss	$(33)	$(769)	$(906)	$(4,476)	$(3,675)

Basic and diluted pro forma net loss per share	$(0.00)	$(0.02)	$(0.03)	$(0.13)	$(0.11)

Shares used in calculation of basic and diluted pro forma net loss per share	33,986	33,792	33,575	33,836	33,430

(1)	Operating results for the three months and nine months ended September 30, 2004 have been restated to correct certain accounting errors as described in our 2004 annual report on Form 10-K.

WATCHGUARD TECHNOLOGIES, INC.

RECONCILIATION OF NON-GAAP PRO FORMA CONSOLIDATED STATEMENTS OF

OPERATIONS TO GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands)

unaudited

	Three Months Ended			Nine Months Ended
	September 30, 2005	June 30, 2005	September 30, 2004 (1)	September 30, 2005	September 30, 2004 (1)
Non-GAAP pro forma cost of revenues	$6,098	$6,660	$7,769	$18,312	$23,507
Adjustments to reconcile pro forma cost of revenues to GAAP cost of revenues:
Stock-based compensation	32	62	—	94	—

GAAP cost of revenues	$6,130	$6,722	$7,769	$18,406	$23,507

Non-GAAP pro forma gross margin	$12,951	$13,663	$13,005	$37,675	$39,999
Adjustments to reconcile pro forma gross margin to GAAP gross margin:
Stock-based compensation	32	62	—	94	—

GAAP gross margin	$12,919	$13,601	$13,005	$37,581	$39,999

Non-GAAP pro forma operating expenses	$13,534	$14,891	$14,198	$43,570	$44,471
Adjustments to reconcile pro forma operating expenses to GAAP operating expenses:
Stock-based compensation	716	905	—	1,621	18
Amortization of other intangible assets	243	243	243	730	730
Restructuring charges	—	—	400	—	400

GAAP operating expenses	$14,493	$16,039	$14,841	$45,921	$45,619

Non-GAAP pro forma operating loss	$(583)	$(1,228)	$(1,193)	$(5,895)	$(4,472)
Adjustments to reconcile pro forma operating loss to GAAP operating loss:
Stock-based compensation	748	967	—	1,715	18
Amortization of other intangible assets	243	243	243	730	730
Restructuring charges	—	—	400	—	400

GAAP operating loss	$(1,574)	$(2,438)	$(1,836)	$(8,340)	$(5,620)

Non-GAAP pro forma net loss	$(33)	$(769)	$(906)	$(4,476)	$(3,675)
Adjustments to reconcile pro forma net loss to GAAP net loss:
Stock-based compensation	748	967	—	1,715	18
Amortization of other intangible assets	243	243	243	730	730
Restructuring charges	—	—	400	—	400

GAAP net loss	$(1,024)	$(1,979)	$(1,549)	$(6,921)	$(4,823)

(1)	Operating results for the three months and nine months ended September 30, 2004 have been restated to correct certain accounting errors as described in our 2004 annual report on Form 10-K.

Use of Non-GAAP Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, WatchGuard uses non-GAAP pro forma measures of operating results, net loss, and loss per share, which are adjusted to exclude certain costs and expenses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of WatchGuard’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for operating results prepared in accordance with generally accepted accounting principles in the United States. Non-GAAP pro forma results exclude:

•	non-cash stock-based compensation expenses resulting from the variable accounting treatment of certain stock options issued to employees and directors, restricted stock issued to directors and officers, stock options granted to consultants and certain restricted common stock and common stock subject to repurchase issued in connection with the RapidStream, Inc. acquisition;

•	amortization of other intangible assets obtained in WatchGuard’s acquisition of RapidStream, Inc. in April 2002; and

•	restructuring charges associated with restructuring plans initiated in 2001 and 2002.

WATCHGUARD TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	September 30, 2005	December 31, 2004
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$11,724	$4,660
Short-term available-for-sale investments	64,414	72,189
Trade accounts receivable, net	5,615	7,305
Inventories, net	3,927	3,145
Prepaid expenses and other current assets	2,728	2,780

Total current assets	88,408	90,079
Property and equipment, net	5,453	6,303
Restricted cash	3,000	3,000
Goodwill	66,605	66,605
Other intangibles, net and other assets	1,954	2,494

Total assets	$165,420	$168,481

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,538	$3,214
Accrued expenses and other liabilities	8,810	7,581
Short-term accrued restructuring costs	1,170	1,289
Short-term deferred revenues	17,925	17,402

Total current liabilities	30,443	29,486
Long-term deferred rent	1,348	1,447
Long-term accrued restructuring costs	3,012	3,599
Long-term deferred revenues	2,143	1,818

Total liabilities	36,946	36,350
Total stockholders’ equity	128,474	132,131

Total liabilities and stockholders’ equity	$165,420	$168,481

WATCHGUARD TECHNOLOGIES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

unaudited

	Three Months Ended		Nine Months Ended
	September 30, 2005	September 30, 2004 (1)	September 30, 2005	September 30, 2004 (1)
Operating activities:
Net loss	$(1,024)	$(1,549)	$(6,921)	$(4,823)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Noncash expenses:
Depreciation and amortization of property and equipment	642	628	1,945	2,104
Amortization of other intangible assets	243	243	730	730
Stock-based compensation	748	—	1,715	18
Changes in operating assets and liabilities:
Trade accounts receivable, net	739	(354)	1,690	(1,452)
Inventories, net	979	1,361	(782)	(111)
Prepaid expenses and other current assets	(64)	432	52	635
Other assets	(15)	—	(190)	100
Accounts payable	114	(1,202)	(676)	(668)
Accrued expenses, other liabilities and deferred rent	—	481	1,130	(206)
Accrued restructuring costs	(222)	(121)	(706)	(1,137)
Deferred revenues	732	(231)	848	1,953

Net cash provided by (used in) operating activities	2,872	(312)	(1,165)	(2,857)

Investing activities:
Purchases of property and equipment, net	(682)	(602)	(1,095)	(1,401)
Proceeds from maturities of marketable securities	11,920	5,430	53,492	33,030
Purchases of marketable securities	(12,941)	(6,310)	(45,776)	(32,272)

Net cash provided by (used in) investing activities	(1,703)	(1,482)	6,621	(643)

Financing activities:
Proceeds from stock option exercises and issuances of common stock under the employee stock purchase plan	1,252	485	1,608	2,576

Net cash provided by financing activities	1,252	485	1,608	2,576

Net increase (decrease) in cash and cash equivalents	2,421	(1,309)	7,064	(924)
Cash and cash equivalents at beginning of period	9,303	4,284	4,660	3,899

Cash and cash equivalents at end of period	$11,724	$2,975	$11,724	$2,975

(1)	Operating results for the three months and nine months ended September 30, 2004 have been restated to correct certain accounting errors as described in our 2004 annual report on Form 10-K.